SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 24, 2004

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                    011-15167                 04-2836871
        --------                    ---------                 ----------
(State of Incorporation)        (Commission File           (I.R.S. Employer
                                     Number)             Identification Number)

                11 Hurley Street, Cambridge, Massachusetts 02141
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500



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ITEM 5.   OTHER EVENTS AND REQUIRED FD DISCLOSURE

          On February 24, 2004, Biopure Corporation issued a press release (the "Press Release") announcing the resignation of Thomas A. Moore from his positions as President, Chief Executive Officer and a member of the Board of Directors of the company. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

          99.1 Press Release issued by Biopure Corporation on February 24, 2004, filed herewith.


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           BIOPURE CORPORATION


Date:  February 25, 2004                   By: /s/ Ronald F. Richards
                                              --------------------------
                                               Ronald F. Richards
                                               Chief Financial Officer
                                               and Senior Vice President


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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on February 24, 2004, filed herewith.